As filed with the Securities and Exchange Commission on January 26, 2006.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-3462

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

|X|   Filed by the Registrant

|_|   Filed by a Party other than the Registrant

Check the appropriate box:

|_|   Preliminary Proxy Statement

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 THE FLEX-FUNDS
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

|_|   $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or 14a-6 (i)
      (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

|_|   Fee paid previously with preliminary materials.

|X|   No fee required.

                             [President' Letterhead]

                              Important Information


                                                               January 30, 2006

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in one or more of The Flex-funds' mutual funds. The accompanying proxy statement includes information regarding the election of your fund's Board of Trustees.

Changes to the structure of your Board of Trustees

For the reasons detailed in the proxy statement, your Board is recommending that The Flex-funds and another mutual fund complex, Meeder Premier Portfolios, share common Trustees. Meeder Premier Portfolios is also advised and managed by Meeder Asset Management, Inc., the same investment adviser for The Flex-funds. Following discussions between the boards of both fund complexes, it was determined that such a common membership arrangement was desirable and should be recommended to the shareholders of the two fund groups.

To accomplish this, your Board is asking you to add the two independent Meeder Premier Portfolios' Trustees to The Flex-funds' Board, as well as to elect four current Flex-funds' Trustees. The proxy statement includes a brief description of each nominee's background and provides information about all of the Trustees who would serve on the common boards.

It is important to note that five of the six nominees are independent Trustees. This means that those independent Trustees have no direct or indirect interest in Meeder Asset Management, Inc., your fund's investment adviser.

There is no impact on your fund's objectives, policies or management fees.

The proposal set forth in the enclosed proxy statement is considered a routine item. A routine item is one that makes no changes to a fund's investment objectives, policies, restrictions, or its investment management contracts or fees.

Your vote is important!

Your Trustees believe the proposed changes will benefit you and your fellow shareholders and unanimously recommend that you vote in favor of this proposal. Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. A prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions or need additional information, please contact your financial professional or call the Shareholder Services Team toll free at 800-325-3539, Monday through Friday, between 8:30 a.m. and 5:00 p.m. Eastern Standard Time.

Thank you for your prompt action on this very important matter.

                                              Sincerely yours,


                                              Robert S. Meeder, Jr.
                                              President and Trustee

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 7, 2006

                                 THE FLEX-FUNDS:
                              The Muirfield Fund(R)
                         The Total Return Utilities Fund
                              The Quantex Fund(TM)
                             The Dynamic Growth Fund
                           The Aggressive Growth Fund
                          The U.S. Government Bond Fund
                              The Money Market Fund

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of The Flex-funds Trust, a Massachusetts business trust (the "Trust"), will be held at the Trust's offices located at 6125 Memorial Drive, Dublin, Ohio, Tuesday, March 7, 2006 at 9:00 a.m., Eastern Standard Time. The purpose of the Meeting is to consider and act upon a proposal to elect six trustees to hold office until their respective successors have been duly elected and qualified and to transact such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of record of the Trust as of the close of business on January 6, 2006 are entitled to notice of and are invited to attend the Meeting in person to vote at the Meeting and at any related follow-up meeting.

Your Trustees recommend that you vote in favor of all six of the nominees for trustee.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now. Please date, sign, and return the proxy card in the postage-paid return envelope provided. In order to avoid unnecessary expense, we ask for your cooperation in responding promptly, no matter how large or small your holdings may be.

Here are some general instructions for executing proxy cards. For individual accounts, your name should be signed exactly as it appears in the registration on the proxy card. For joint accounts, either party may sign, but the name of the party signing should conform exactly to a name shown in the registration. Thank you for your time and prompt vote.

                                            By order of the Board of Trustees,


                                            Wesley F. Hoag
                                            Secretary

January 30, 2006

                                PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF
                                 THE FLEX-FUNDS:

                             The Muirfield Fund(R)
                         The Total Return Utilities Fund
                              The Quantex Fund(TM)
                             The Dynamic Growth Fund
                           The Aggressive Growth Fund
                          The U.S. Government Bond Fund
                              The Money Market Fund

                           TO BE HELD ON MARCH 7, 2006

                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Flex-funds (the "Trust") to be used at the Special Meeting of Shareholders of The Flex-funds. Trustees of the Trust ("Trustees") are elected on a Trust-wide basis. Therefore, all shareholders of each fund (and all classes of shares of those funds) vote together as a single class on the election of Trustees.

The Special Meeting of Shareholders is to be held at 6125 Memorial Drive, Dublin, Ohio, on Tuesday, March 7, 2006 at 9:00 a.m., Eastern Standard Time. The purpose of the Meeting is to consider a proposal (the "Proposal") to elect six Trustees to hold office until their respective successors have been duly elected and qualified. Shareholders of record on January 6, 2006 are entitled to attend and vote on the Proposal at the meeting or any adjourned meeting.

This proxy statement and the accompanying proxy card are being mailed to each fund's record date shareholders on or about January 30, 2006.

Each share owned as of the record date is entitled to one vote. All shareholders of each fund (and all classes of shares of those funds) vote together as a single class on the election of Trustees. Shares represented by properly executed proxies will be voted according to shareholder instructions. If you sign a proxy, but abstain from voting, your shares will be voted in favor of each of the Nominees. If the enclosed proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a later-dated proxy, or by attending the Meeting and voting in person. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies. If not present at the Meeting, the Trust must receive your proxy vote by the conclusion of the Special Meeting of Shareholders being held on March 7, 2006 at 9:00 a.m. Eastern Standard Time to be counted.

The Trust will furnish without charge a copy of its most recent semiannual and annual reports to any shareholder upon request. Written requests should be directed to The Flex-funds, 6125 Memorial Drive, P.O. Box 7177, Dublin, OH 43017; email: flexfunds@meederfinancial.com; or Fax: 614-766-6669. Shareholders may also obtain these reports by calling the Trust at 614-760-2159 or (toll free) at 1-800-325-3539 or visiting the Trust's website at www.flexfunds.com.

The Trust currently is divided into seven separate series (each, a "fund"). The investment adviser to each fund is Meeder Asset Management, Inc. ("Meeder" or the "Adviser"). The principal business address of the Adviser is 6125 Memorial Drive, P.O. Box 7177, Dublin, OH 43017.

                      BACKGROUND AND PURPOSE OF THE MEETING

The Flex-funds were organized in 1982 and the family of funds has been advised and managed by Meeder since inception. In 2003 a separate family of funds, Meeder Premier Portfolios (the "Premier Portfolios"), was organized and Meeder was retained as their adviser and manager. The Flex-funds and the Premier Portfolios have at all times had separate boards of trustees. Currently, only Robert S. Meeder, Jr., the President of The Flex-funds, Premier Portfolios, and Meeder, serves on both boards of trustees.

Under the Investment Company Act of 1940 (the "1940 Act"), at least a majority of the Trustees must have been elected by the shareholders and new Trustees cannot be appointed by the existing Trustees to fill vacancies created by retirements, resignations or an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. The Board is currently comprised of five Trustees, four of whom are not "interested persons" of The Flex-funds (as that term is defined in the 1940 Act) ("Independent Trustees"), and three of whom have been elected by the shareholders.

In contemplation of this reality, the Board determined to address this and other issues relating to the composition of the Board in a comprehensive manner. In doing so, the Board took note of the fact that the number of Board members had recently declined in number from eight to five due to the retirement or resignation of Trustees. These Trustees were not immediately replaced and the Board was concerned that the reduction in their number could have less than advantageous consequences, particularly at a time when the duties and responsibilities of mutual fund trustees in general were increasing due to the increased number and complexity of regulatory requirements and responsibilities imposed on trustees of registered investment companies.

The Board, being aware of the Premier Portfolios, explored the possibility of having the boards of the two fund groups share common Trustees. Following discussions between both boards, it was determined that such a common membership arrangement was desirable and should be recommended to the shareholders of the two fund groups.

While the two fund groups will remain legally separate, with their own boards of trustees, having the same persons serve on both boards will permit joint trustee meetings. In the Trustees' opinion, joint trustee meetings will enhance the overall efficiency of board meetings. In addition, the Board will have added two experienced Premier Portfolios Trustees and the Board will avoid the time, effort and expense of recruiting entirely new trustees. Finally, having all of The Flex-funds' Trustees elected by shareholders will facilitate the appointment by the Board of future Trustees if that becomes necessary.

It is therefore the proposal of the Board that the number of Trustees be increased by the Board from five to six and that the four current Flex-funds' Trustees, together with the two Independent Trustees of the Premier Portfolios, be elected as Flex-funds' Trustees by the shareholders. In a separate but related action, the Premier Portfolios Board of Trustees has recommended that their shareholders elect three Flex-funds Independent Trustees (all such Trustees other than Mr. Bartholomew who is retiring) and re-elect the three current Trustees to the Premier Portfolios Board of Trustees. A separate proxy statement is being sent to the shareholders of the Premier Portfolios seeking their approval.

While certain additional factors are not susceptible to precise analysis or quantification, the Board also considered the following as likely benefits to The Flex-funds of the proposed common boards arrangement:

      The knowledge and background of the new Trustees will strengthen the Board through the addition of experienced and capable members, which will benefit The Flex-funds and their shareholders through enhanced governance and oversight of the fund family.

      Representations from the Meeder organization that the common boards arrangement would benefit The Flex-funds because it would improve oversight and administrative efficiencies by reducing certain duplication of effort, expense and management responsibilities relating to the holding of separate meetings for each board.

      The increase in the number of funds to be overseen under the common boards arrangement is expected to improve Board oversight by giving the Trustees the opportunity to become familiar with more aspects of the Meeder funds complex-wide operations and provide each Trustee experience in handling a larger variety of mutual fund issues.

                                    PROPOSAL

                              ELECTION OF TRUSTEES

At the Meeting, six persons (the "Nominees") are to be elected as Trustees. Five of the six Nominees will qualify as Independent Trustees. The persons named as attorneys-in-fact in the enclosed proxy have advised that, unless a proxy ballot instructs them to withhold authority to vote for all listed Nominees or any individual Nominee, all validly executed proxies will be voted for the election of all the Nominees. Nominees must receive a plurality of the votes cast in order to be elected.

The Trust is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Trustees will hold office until their successors are duly elected and qualified. If a Nominee should be unable to accept election, serve his term or resign, the Board may, subject to the 1940 Act, in its discretion, select another person to fill the vacant position. Each of the Nominees has consented to be named as such in this proxy statement and to serve as Trustee if elected.

Although the Trust does not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters. Shareholders also have the right to call a meeting to remove a Trustee or to take other action as described in the Trust's organizing documents. Also, if at any time less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees.

During the last full fiscal year ended on December 31, 2005, the Board of Trustees met seven times, the Audit Committee met four times, and the Nominating Committee did not meet. During the last full fiscal year ended on December 31, 2005, Jack W. Nicklaus II attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Trustees and the total number of meetings held by all committees of the Board on which he served. Mr. Nicklaus attended 73% of the aggregate of such meetings.

The Nominees and the Trust's executive officers, their positions with the Funds and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and Officer in the table below is 6125 Memorial Drive, Dublin, Ohio 43017. Trustees serve for an indefinite term, until their resignation, retirement, death or removal. Each Flex-funds' Trustee oversees all seven of the funds in The Flex-funds' complex.

--------------------------------------------------------------------------------------------------------------------
Name (Age) and, if           Principal Occupation(s) During Past Five Years             Other Directorships Held
applicable, position with
the Trust and years of
service as a Trustee
--------------------------------------------------------------------------------------------------------------------
NOMINEES TO BECOME NEW INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Stuart M. Allen (44),        President of Gardiner Allen Insurance Agency, Inc.,        Trustee, Meeder Premier
Nominee                      Columbus, Ohio                                             Portfolios (4 funds in the
                                                                                        complex)
--------------------------------------------------------------------------------------------------------------------
Anthony D'Angelo (46),       Director of Sales of WSYX ABC 6/WTTE                       Trustee, Meeder
Nominee                      FOX-28, television stations owned and                      Premier Portfolios (4
                             operated by Sinclair Broadcast Group                       funds in the complex)
--------------------------------------------------------------------------------------------------------------------
NOMINEES CURRENTLY SERVING AS INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
James W. Didion (75),        Retired; formerly Executive Vice President of Core         None at present; nominated
Independent Trustee from     Source, Inc., an employee benefit and workers'             to serve as Independent
1982 to 1994 and since       compensation administration and consulting firm (1991 -    Trustee of Meeder Premier
1998                         1997); Chairman of the Trust's Nominating and Audit        Portfolios (4 funds in the
                             Committees.                                                complex)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Jack W. Nicklaus II (44),    Designer, Nicklaus Design, a golf course design firm and   None at present; nominated
Independent Trustee since    division of The Nicklaus Companies; member of the          to serve as Independent
1998                         Trust's Audit and Nominating Committees.                   Trustee of Meeder Premier
                                                                                        Portfolios (4 funds in the
                                                                                        complex)
--------------------------------------------------------------------------------------------------------------------
Walter L. Ogle (68),         Retired; self-employed from March 2000 to                  None at present; nominated
Independent Trustee          January 2002; from November 1991 to March                  to serve as Independent
since 1984                   2000, Executive Vice President of Aon Consulting,          Trustee of Meeder Premier
                             an employee benefits consulting group; member of           Portfolios (4 funds in the
                             the Trust's Audit and Nominating Committees.               complex)
--------------------------------------------------------------------------------------------------------------------
CURRENT INDEPENDENT TRUSTEE RETIRING FOLLOWING THE MEETING
--------------------------------------------------------------------------------------------------------------------
Milton S. Bartholomew        Retired; formerly a practicing attorney in Columbus,       None
(76), Independent Trustee    Ohio; member of the Trust's Audit and Nominating
since 1982                   Committees.
--------------------------------------------------------------------------------------------------------------------
NOMINEE CURRENTLY SERVING AS AN "INTERESTED" TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Robert S. Meeder, Jr. (44),  President of Meeder Asset Management, Inc., the            Trustee, Meeder Premier
Trustee since 1992           Trust's and the Premier Portfolios' investment adviser     Portfolios (4 funds in the
                                                                                        complex)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------
Name (Age) and years of        Position(s) held with the Trust    Principal Occupation(s) During Past Five Years
service as an Officer of the
Trust
--------------------------------------------------------------------------------------------------------------------
Wesley F. Hoag (48), Officer   Vice President, Secretary and      Vice President, Secretary, Chief Compliance
since 1994                     Chief Compliance Officer           Officer and General Counsel of Meeder Asset
                                                                  Management, Inc., the Trust's investment
                                                                  adviser, and Mutual Funds Service Co., the
                                                                  transfer agent to each of the Trust's funds
                                                                  (since July 1993)
--------------------------------------------------------------------------------------------------------------------
Bruce E. McKibben (36),        Treasurer                          Treasurer and Manager/Fund Accounting and
Officer since 2002                                                Financial Reporting, Mutual Funds Service Co.,
                                                                  the transfer agent to each of the Trust's funds
                                                                  (since April 1997)
--------------------------------------------------------------------------------------------------------------------
Dale W. Smith (46), Officer    Vice President                     Vice President, Chief Financial Officer, Chief
since 2006                                                        Operating Officer and Chief Investment Officer,
                                                                  Meeder Asset Management, Inc., the
                                                                  Trust's investment adviser, Vice President,
                                                                  Mutual Funds Service Co., the transfer agent to
                                                                  each of the Trust's funds (since March 2005);
                                                                  Senior Vice President, Financial Services,
                                                                  BISYS Fund Services, Inc., a service provider to
                                                                  mutual funds (1999 to December 2004)
--------------------------------------------------------------------------------------------------------------------

Factors The Board Considered In Selecting The Nominees

The Board has a Nominating Committee which is responsible for the nomination of Trustees, and which is comprised of all of the Independent Trustees of the Trust. After due consideration, the Nominating Committee (comprised of all of the Independent Trustees of the Trust) and then the full Board unanimously recommended to shareholders the election of Messrs. Allen and D'Angelo. The Board also determined that it would be prudent at the same time to submit to the shareholders the election of Messrs. Didion, Nicklaus, Ogle and Meeder, current Trustees whose qualifications were well established, given their previous substantial service as Trustees. In making these recommendations, the Trustees took into consideration a number of factors, including the knowledge, background, and experience of each of the Nominees, as well as the likely benefits described above under "Background and Purpose of the Meeting."

The Trustees are entitled to establish their own level of compensation and expenses and, therefore, such compensation and expenses could increase in the future.

The dollar ranges of securities beneficially owned by the Trustees and/or Nominees in The Flex-funds as of January 6, 2006 are as shown in the following table, in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------------------------------------------
Name of Trustee or         Dollar Range of Fund Shares Owned (1)                      Aggregate Dollar Range of
Nominee                                                                               Equity Securities in All
                                                                                      Funds Overseen or to be
                                                                                      Overseen by Trustee or
                                                                                      Nominee in Flex-funds Family
                                                                                      of Funds
--------------------------------------------------------------------------------------------------------------------
NOMINEES TO BECOME NEW INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Stuart M. Allen            Dynamic Growth:          $10,001-$50,000                   $10,001-$50,000
                           Muirfield:               $10,001-$50,000
                           Money Market:            $1-$10,000
                           Aggressive Growth:       $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------
Anthony D'Angelo           None                                                       None

--------------------------------------------------------------------------------------------------------------------
NOMINEES CURRENTLY SERVING AS INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
James W. Didion            Money Market:            $1-$10,000                        $50,001-$100,000
                           Quantex:                 $10,001-$50,000
                           Muirfield:               $10,001-$50,000

--------------------------------------------------------------------------------------------------------------------
Jack W. Nicklaus II        Quantex:                 $50,001-$100,000                  Over $100,000
                           Muirfield:               $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------
Walter L. Ogle             Dynamic Growth:          $10,001-$50,000                   Over $100,000
                           Quantex:                 $50,001-$100,000
                           Muirfield:               $50,001-$100,000
                           Total Return Utilities:  $10,001-$50,000
                           Money Market:            $1- $10,000
--------------------------------------------------------------------------------------------------------------------
CURRENT INDEPENDENT TRUSTEE RETIRING FOLLOWING THE MEETING
--------------------------------------------------------------------------------------------------------------------
Milton S. Bartholomew      Dynamic Growth:          $10,001-$50,000                   Over $100,000
                           Muirfield:               $50,001-$100,000
                           Total Return Utilities:  $10,001-$50,000
                           Money Market:            $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------
NOMINEE CURRENTLY SERVING AS AN "INTERESTED" TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Robert S. Meeder, Jr.      Dynamic Growth:          Over $100,000                     Over $100,000
                           Quantex:                 $50,001-$100,000
                           Muirfield:               Over $100,000
                           Total Return Utilities:  $50,001-$100,000
                           Money Market:            $10,001-$50,000
                           Aggressive Growth:       Over $100,000
--------------------------------------------------------------------------------------------------------------------

(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for Mr. Meeder include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.

NON-INTERESTED TRUSTEE COMPENSATION

The following table shows the compensation paid by each fund in The Flex-funds family of funds and by the complex as a whole to the non-interested Trustees during the fiscal year ended December 31, 2005. No amounts of pension or retirement benefits are accrued as part of fund expenses and no non-interested Trustee is entitled to receive from the funds any benefits upon retirement. No compensation is paid to an "interested" Trustee.

--------------------------------------------------------------------------------------------------------------------
                   Milton S.       Roger A.        James W. Didion  Charles A.      Jack W.         Walter S. Ogle
                   Bartholomew     Blackwell (2)                    Donabedian (2)  Nicklaus II
--------------------------------------------------------------------------------------------------------------------
Muirfield          $6,971          $1,170          $7,212           $1,873          $6,032          $6,971
--------------------------------------------------------------------------------------------------------------------
Total Return       $2,852          $485            $2,950           $189            $2,461          $2,852
Utilities
--------------------------------------------------------------------------------------------------------------------
Quantex            $2,416          $429            $2,490           $687            $2,074          $2,416
--------------------------------------------------------------------------------------------------------------------
Dynamic Growth     $3,203          $523            $3,324           $836            $2,787          $3,203
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth  $2,186          $381            $2,258           $777            $1,882          $2,186
--------------------------------------------------------------------------------------------------------------------
US Gov't Bond      $2,186          $381            $2,258           $609            $1,882          $2,186
--------------------------------------------------------------------------------------------------------------------
Money Market       $2,186          $381            $2,258           $609            $1,882          $2,186
--------------------------------------------------------------------------------------------------------------------
Total (1)          $22,000         $3,750          $22,750          $6,000          $19,000         $22,000
--------------------------------------------------------------------------------------------------------------------

(1) Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2005, participating non-interested Trustees accrued deferred compensation in the Deferred Compensation Plan for Independent Trustees from the funds as follows: Roger A. Blackwell - $3,750, and Jack W. Nicklaus II - $19,000.

(2)   These individuals are no longer Trustees.

It is expected that the new Independent Trustees, if elected, will be compensated at the same level as the current Independent Trustees until changed by the Independent Trustees.

The Board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. Each of the Audit and Nominating Committees is comprised of the following Independent Trustees of the Trust: Milton S. Bartholomew, James W. Didion, Jack W. Nicklaus II and Walter L. Ogle. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust at 6125 Memorial Drive, Dublin, Ohio 43017. During the fiscal year ended December 31, 2005, the Audit Committee met four times and the Nominating Committee did not meet.

Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If for any reason, any Nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Board may designate. The Board has no reason to believe that it will be necessary to designate a substitute Nominee.

VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund regardless of class is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. In order for a quorum to exist, a majority of the shares outstanding and entitled to vote must be present, in person or by proxy. Approval of each Nominee requires the affirmative vote of a plurality of the shares of the Trust outstanding and entitled to vote.

The Proposal is considered a "routine matter" on which brokers holding shares in street name may vote without instruction.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees and officers of the Trust and by personnel of the Adviser.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with the Trust at its address shown above,

o By returning a duly executed proxy with a later date before the time of the Meeting, or

o If a shareholder has executed a proxy but is present at the Meeting, wishes to vote in person, and notifies the Secretary of the Trust (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

OUTSTANDING SHARES

On the record date, January 6, 2006, the following number of shares of beneficial interest of each fund were outstanding:

The Muirfield Fund:                15,291,041.4430 Shares

The Total Return Utilities Fund:    1,187,544.9120 Shares

The Quantex Fund:                   1,003,284.9040 Shares

The Dynamic Growth Fund:            3,907,500.7290 Shares

The Aggressive Growth Fund:         1,648,543.1890 Shares

The U.S. Government Bond Fund:        312,760.7710 Shares

The Money Market Fund:              157,054,606.03 Shares

Other Business

The Board knows of no business to be presented for consideration at the Meeting other than the Proposal described in this proxy statement. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes "for" the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the original Meeting (in which case the Board will set a new record date), the Trust will give notice of the adjourned meeting to its shareholders.

SHAREHOLDER PROPOSALS

The Trust is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Trust at 6125 Memorial Drive, Dublin, Ohio 43017 within a reasonable time before any meeting.

AVAILABLE INFORMATION

The Trust and the funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, NE Washington, D.C 20549; and at the Midwest Regional Office, 175 W. Jackson Boulevard Suite 900, Chicago, IL 60604. Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

OWNERSHIP OF SHARES IN THE TRUST'S FUNDS

As of January 6, 2006, to the knowledge of the Trust, the following persons beneficially owned 5% or more of any fund's outstanding shares:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Amount and Nature of     Percent of
Title of Class                         Name and Address of Beneficial Owner                 Beneficial Owner         Class
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
The Dynamic Growth Fund                Consolidated Stores Corporation                        897,197.924 shares       22.96%
                                       300 Phillippi Road
                                       Columbus, OH  43228-0521
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The Muirfield Fund(R)                  Plumbers & Pipefitters Local 168 Retirement Fund     1,109,875.333 shares        7.26%
                                       P. O. Box 1136
                                       Marietta, OH  45750
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The Quantex Fund(TM)                   Plumbers & Pipefitters Local 168 Retirement Fund        55,644.199 shares        5.55%
                                       P. O. Box 1136
                                       Marietta, OH  45750
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The U.S. Government Bond Fund          DLZ Corporation 401(k) Profit Sharing Plan              50,270.184 shares       16.07%
                                       6121 Huntley Road
                                       Columbus, OH  43229
-----------------------------------------------------------------------------------------------------------------------------------

                                       Edward Whipps                                           21,360.517 shares        6.83%
                                       51 Highland Court
                                       Pataskala, OH  43062
-----------------------------------------------------------------------------------------------------------------------------------

                                       Tata Excavating Employee Profit Sharing Plan            16,501.216 shares        5.28%
                                       1797 Williams Road
                                       Columbus, OH  43207-5112
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The Aggressive Growth Fund             Kalida Asset Management, LLC                           177,711.119 shares       10.78%
                                       18107 State Route 224 West
                                       Kalida, OH  45853
-----------------------------------------------------------------------------------------------------------------------------------

                                       Plumbers & Pipefitters Local 168 Retirement Fund       134,635.673 shares        8.17%
                                       P. O. Box 1136
                                       Marietta, OH  45750
-----------------------------------------------------------------------------------------------------------------------------------

                                       BBS Corporation                                        116,476.933               7.07%
                                       1103 Schrock Road, Suite 400
                                       Columbus, OH  43229-1179
-----------------------------------------------------------------------------------------------------------------------------------

As of January 6, 2006, the Trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of that fund.

                                        By order of the Board of Trustees,

                                        Wesley F. Hoag
                                        Secretary

January 30, 2006